UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 2, 2026

Aterian, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Aterian, Inc.
350 Springfield Avenue Suite #200
Summit, NJ 07901
(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A
(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	ATER	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Failure to Satisfy a Continued Listing Rule or Standard

Bid Price Notice

On September 2, 2026, Aterian, Inc. (the “Company”) received a letter from the Listing Qualifications Staff of The Nasdaq Stock Market LLC (the “Staff”) indicating that, based upon the closing bid price of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for the last 30 consecutive business days, the Company is not currently in compliance with the requirement to maintain a minimum bid price of $1.00 per share for continued listing on The Nasdaq Capital Market (“Nasdaq”), as set forth in Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Notice”).

The Bid Price Notice has no immediate effect on the continued listing status of the Common Stock on Nasdaq, and, therefore, the Company's listing remains fully effective.

The Company is provided a compliance period of 180 calendar days from the date of the Bid Price Notice, or until March 1, 2027, to regain compliance with the minimum closing bid requirement, pursuant to Nasdaq Listing Rule 5810(c)(3)(A). If at any time before March 1, 2027, the closing bid price of the Common Stock closes at or above $1.00 per share for a minimum of 10 consecutive business days, subject to Nasdaq’s discretion to extend this period pursuant to Nasdaq Listing Rule 5810(c)(3)(H) to 20 consecutive business days, the Staff will provide written notification that the Company has achieved compliance with the minimum bid price requirement, and the matter would be resolved.

If the Company does not regain compliance during the compliance period ending March 1, 2027, then the Staff may grant the Company a second 180 calendar day period to regain compliance, provided the Company meets the continued listing standard for market value of publicly-held shares and all other initial listing standards for Nasdaq, other than the minimum closing bid price requirement, and notifies the Staff of its intent to cure the deficiency during the second compliance period by effecting a reverse stock split, if necessary.

The Company will continue to monitor the closing bid price of the Common Stock and seek to regain compliance with all applicable Nasdaq listing standards within the allotted compliance periods. If the Company does not regain compliance within the allotted compliance periods, including any extensions that may be granted by the Staff, the Staff will provide notice that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the minimum bid price requirement during the 180-day compliance period, secure a second period of 180 days to regain compliance or maintain compliance with the other Nasdaq listing standards.

Item 5.02 Departure of Directors or Certain Officers

As previously disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 20, 2026, Joshua Feldman entered into a Transition and Separation Agreement, pursuant to which Mr. Feldman would remain as the Company’s Chief Financial Officer through September 4, 2026. On September 4, 2026, Mr. Feldman, pursuant to such agreement, was terminated as Chief Financial Officer and principal financial officer, and Mr. Feldman was entitled to receive his severance benefits.

While the Company is looking for a full-time Chief Financial Officer to fill the vacancy created by Mr. Feldman’s termination, the Company’s Chief Executive Officer, David E. Lazar will serve as the interim Chief Financial Officer and principal financial officer of the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

The information in this Current Report on Form 8-K (this “Current Report”) may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about the Company and its industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements, including, but not limited to, statements regarding the Company’s ability to re-gain compliance with the Nasdaq listing standards, the SEC granting the Company a second compliance period if necessary, the Company’s continued compliance with the Nasdaq listing standards, and the Company’s ability to find a replacement chief financial officer.

Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATERIAN, INC.

Date: September 8, 2026	By:	/s/ David E. Lazar
Name: David E. Lazar
Title: Chief Executive Officer